Exhibit 10.1

Amended and Restated Loan Agreement

REVOLVING CREDIT NOTE

$4,000,000.00                                                                                                                                                                                                                                                                                                                                                          Charlotte, North Carolina

 April 30, 2009

FOR VALUE RECEIVED, the undersigned, SOUTHERN FIRST BANCSHARES, INC., a South Carolina corporation and a bank holding company (the "Borrower"), hereby promises to pay to the order of SILVERTON BANK, NATIONAL ASSOCIATION (the "Lender"), as provided for in the Loan Agreement (as defined below), the lesser of (i) the principal sum of $4,000,000.00 or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to that certain Amended and Restated Loan Agreement, by and between the Borrower and the Lender, dated of even date herewith (as amended, modified or supplemented from time to time, the "Loan Agreement"). The Borrower hereby further promises to pay to the order of the Lender interest on the unpaid principal amount of this Revolving Credit Note ("Note") from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.

All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrower under this Note shall be payable at 3:00 p.m. (Charlotte, North Carolina time) on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefore shall immediately accrue. All such payments shall be made to the Lender at its designated office located at Lender's Office, in lawful money of the United States of America, in immediately available funds, without setoff, counterclaim or other deduction of any nature.

Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Note shall become due on a day that is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

This Note is the note referred to in, and is entitled to the benefits of, the Loan Agreement and the other Loan Documents. This Note is secured by, and is entitled to the benefits of, the Stock Pledge Agreement. Capitalized terms used in this Note that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Note.

This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of North Carolina without regard to the principles of the conflicts of laws thereof. The Borrower hereby consents to the jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina with respect to any suit arising out of or mentioning this Note.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed, issued and delivered this Note on the day and year first above written.

                                                                                                                        WITNESS:                                                        SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                        By:                                                                       By:

                                                                                                                        Name:                                                                   Name:

                                                                                                                        Title:                                                                     Title:

TERM NOTE

$5,000,000.00                                                                                                                                                                                                                                                                                                                                                          Charlotte, North Carolina

April 30, 2009

$5,000,000.00 Charlotte, North Carolina April 30, 2009

FOR VALUE RECEIVED, the undersigned,  SOUTHERN FIRST BANCSHARES, INC., a South Carolina corporation and a bank holding company (the "Borrower"), hereby promises to pay to the order of SILVERTON BANK, NATIONAL ASSOCIATION (the "Lender"), as provided for in the Loan Agreement (as defined below), the original principal amount of$5,000,000.00, together with interest on the unpaid principal amount of this Term Note ("Note") at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, that certain Amended and Restated Loan Agreement, by and between the Borrower and the Lender, dated of even date herewith (as amended, modified or supplemented from time to time the "Loan Agreement"), and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.

All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrower under this Note shall be payable at 3:00 p.m. (Charlotte, North Carolina time) on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to the Lender at its designated office located at Lender's Office, in lawful money of the United States of America, in immediately available funds, without setoff, counterclaim or other deduction of any nature.

Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Note shall become due on a day that is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

This Note is the note referred to in, and is entitled to the benefits of, the Loan Agreement and the other Loan Documents. This Note is secured by, and is entitled to the benefits of, the Stock Pledge Agreement. Capitalized terms used in this Note that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Note.

This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of North Carolina without regard to the principles of the conflicts of laws thereof. The Borrower hereby consents to the jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina with respect to any suit arising out of or mentioning this Note.

This Note amends and restates, and is in substitution for, that certain Promissory Note in the original principal amount of$15,000,000.00 payable to the order of the Lender and dated December 28, 2007 (the "Existing Note"). However, without duplication, this Note shall in no way extinguish, cancel or satisfy the Borrower's unconditional obligation to repay all indebtedness evidenced by the  Existing Note or constitute a novation of the Existing Note. Nothing herein is intended to extinguish, cancel or impair the lien priority or effect of any security agreement, pledge agreement or mortgage with respect to the Borrower's obligations hereunder and under any other document relating hereto.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed, issued and delivered this Note on the day and year first above written.

                                                                                                                                            WITNESS:                                                        SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                                             By:                                                                   By:

                                                                                                                                            Name:                                                               Name:

                                                                                                                                            Title:                                                                 Title:

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AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

This Amended and Restated Stock Pledge Agreement (this "Agreement"), dated as of this  30th day of April, 2009, is by and between SOUTHERN FIRST BANCSHARES, INC., a South Carolina corporation and a bank holding company (the "Borrower"), and SILVERTON BANK, NATIONAL ASSOCIA TION (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have entered into that certain Amended and Restated Loan Agreement, dated of even date herewith, which is incorporated herein by reference thereto (as amended modified or supplemented from time to time, the "Loan Agreement'), pursuant to which the Borrower and the Lender amended and restated that certain Loan Agreement, dated as of December 28, 2007 (the "Existing Loan Agreement"), between the parties and agreed that the Lender shall extend credit to the Borrower in an amount as set forth in the Loan Agreement (Capitalized terms used in this Agreement that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Agreement);

WHEREAS, the obligations of the Borrower to the Lender under the Existing Loan Agreement are currently secured by, among other things, that certain Stock Pledge Agreement, dated as of December 28, 2007, between the Borrower and the Lender (the "Existing Pledge Agreement"); and

WHEREAS, the obligations of the Lender under the Loan Agreement are subject to the further condition, among others, that the Borrower amend and restate the Existing Pledge Agreement and continue the Lender's first priority security interest in the Pledged Shares (as hereinafter defined) pursuant to the terms and conditions as hereinafter provided except as otherwise specifically set forth herein.

NOW, THEREFORE, in consideration of the Debt (as defined in the Loan Agreement), and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, and in order to induce the Lender to enter into the Loan Agreement and make the Loans (as defined in the Loan Agreement), the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

Section 1. Pledge. As security for the full and timely payment of the Debt in accordance with the terms of this Agreement, the Loan Agreement and the other Loan Documents and the full and timely payment and performance of the obligations of the Borrower under this Agreement, the Loan Agreement and the other Loan Documents, the Borrower hereby reconfirms its prior grant to the Lender of a security interest in, and hereby grants a security interest in and pledges to the Lender all of the Borrower's right, title and interest in and to all of the issued and outstanding capital stock of Southern First Bank, National Association, a wholly-owned subsidiary of the Borrower, together with all additions, substitutions, replacements and proceeds thereof and all income, interest, dividends and other distributions thereon (collectively, the "Pledged Shares"). The Borrower hereby acknowledges and confirms that (i) in accordance with the provisions of the Existing Pledge Agreement, the Borrower has delivered to the Lender the stock certificates evidencing the Pledged Shares, accompanied by a duly executed Irrevocable Stock Power in favor of the Lender (f/k/a The Bankers Bank, National Association) and (ii) such Irrevocable Stock Power remains in full force and effect. The Borrower hereby authorizes the transfer of possession of all certificates, instruments, documents and other evidence of the Pledged Shares to the Lender.

Section 2.          Covenants. Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

(a)                There are no restrictions on the pledge or transfer of any of the Pledged Shares, other than restrictions referenced on the face of any certificates evidencing the Pledged Shares.

(b)        The Borrower is the legal owner of the Pledged Shares, which are registered in the name of the Borrower.

(c)         The Pledged Shares are free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Section 2(a) above; and the Borrower will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Pledged Shares or assign, pledge or otherwise encumber any right to receive income from the Pledged Shares, other than in favor of the Lender.

(d)        The Borrower has the right to transfer the Pledged Shares free of any encumbrances and the Borrower will defend the Borrower's title to the Pledged Shares against the claims of all Persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Pledged Shares has been obtained.

(e)         The pledge of and grant of the security interest in the Pledged Shares is effective to vest in the Lender a valid and perfected first priority security interest, superior to the rights of any other Person, in and to the Pledged Shares as set forth herein.

Section 3. Voting Rights and Transfer.

(a)         So long as no Event of Default (as hereinafter defined) shall have occurred and is continuing and Lender has not delivered the notice specified in subsection (b) below, the Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this

Agreement or any document or agreement executed in connection herewith.

(b)        Upon the occurrence and during the continuance of an Event of Default, at the option of the Lender exercised in a writing sent to the Borrower, all rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and the Lender shall thereupon have the sole right to exercise such voting and other consensual rights.

(c)        At any time after the occurrence of an Event of Default, the Lender may transfer any or all of the Pledged Shares into its name or that of its nominee and may exercise all voting rights with respect to the Pledged Shares, but no such transfer shall constitute a taking of such Pledged Shares in satisfaction of any or all of the Debt unless the Lender expressly so indicates by written notice to the Borrower.

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Section 4.       Default.

(a)     If any of the following occur (each an "Event of Default"): (i) any Event of Default under the Loan Agreement, (ii) the failure by the Borrower to perform any of its obligations hereunder, (iii) the failure of the Lender to have a perfected first priority security interest in the Pledged Shares or (iv) any restriction is imposed on the pledge or transfer of any of the Pledged Shares after the date of this Agreement without the Lender's prior written consent, then the Lender is authorized in its discretion to declare any or all of the Debt to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the UCC of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Pledged Shares at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

(b)      At any bona fide public sale, and to the extent permitted by law, at any private sale, the Lender shall be free to purchase all or any part of the Pledged Shares, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released. Any such sale may be on cash or credit. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Shares for their own account in compliance with Regulation D of the Securities Act of 1933 (the "Act") or any other applicable exemption available under such Act. The Lender will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Lender may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Pledged Shares are customarily sold on a recognized market or threatens to decline speedily in value, the Lender may sell such Pledged Shares at any time without giving prior notice to the Borrower. Whenever notice is otherwise required by law to be sent by the Lender to the Borrower of any sale or other disposition of the Pledged Shares, ten (10) days written notice sent to the Borrower at its address specified above will be reasonable.

The Borrower recognizes that the Lender may be unable to effect or cause to be effected a public sale of the Pledged Shares by reason of certain prohibitions contained in the Act, so that the Lender may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and without a view to the distribution or resale thereof. The Borrower understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Shares were sold at public sales, and agrees that the Lender has no obligation to delay or agree to delay the sale of any of the Pledged Shares for the period of time necessary to permit the issuer of the securities which are part of the Pledged Shares (even if the issuer would agree), to register such securities for sale under the Act. The Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

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(c)      The Lender shall apply the net proceeds of any sale or liquidation of the Pledged Shares, first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection including, without limitation, reasonable attorneys' fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lender in its sole discretion may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by Law. If such proceeds are insufficient to pay the amounts required by Law, the Borrower shall be liable for any deficiency; provided, however, that nothing contained herein will obligate the Lender to proceed against the Borrower or any other party obligated under the Debt or against any other collateral for the Debt prior to proceeding against the Pledged Shares.

(d)     If any demand is made at any time upon the Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Debt and if the Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Borrower will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Lender. The provisions of this section will be and remain effective notwithstanding the release of any of the Pledged Shares by the Lender in reliance upon such payment (in which case the Borrower's liability will be limited to an amount equal to the fair market value of the Pledged Shares determined as of the date such Pledged Shares was released) and any such release will be without prejudice to the Lender's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Agreement.

Section 5.      Dividends. Interest and Premiums. The Borrower will have the right to receive all cash dividends, interest and premiums declared and paid on the Pledged Shares prior to the occurrence of any Event of Default. In the event any additional shares are issued to the Borrower as a stock dividend or in lieu of interest on any of the Pledged Shares, as a result of any split ofany of the Pledged Shares, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Lender and such shares will be subject to this Agreement and a part of the Pledged Shares to the same extent as the original Pledged Shares. At any time after the occurrence of an Event of Default, the Lender shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Pledged Shares, all of which shall be subject to the Lender's rights under Section 5 above.

Section 6.      Further Assurances. The Borrower hereby irrevocably authorizes the Lender, at any time and from time to time, to execute (on behalf of the Borrower), file and record against the Borrower any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the VCC that the Lender may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Lender to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact to do all acts and things in the Borrower's name that the Lender may deem necessary or desirable. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

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Section 7.      Continuing Validity of Obligations. The agreements and obligations of the Borrower hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Loan Agreement, the Note or any other instrument or instruments now or hereafter evidencing the Debt or any part thereof or of the Loan Documents or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations. Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Debt or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Debt in whole or in part, (ii) any extension of the time of payment of the Note or other instrument or instruments now or hereafter evidencing the Debt, or any part thereof, (iii) any compromise or settlement with respect to the Debt or any part thereof, or any forbearance or indulgence extended to the Borrower, (iv) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by the Lender and the Borrower pursuant to which the Debt or any part thereof is issued or secured, (v) any substitution, exchange, or release of a portion of, or failure to preserve, perfect or protect, or other dealing in respect of, the Pledged Shares or any other property or any security for the payment of the Debt or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Borrower, (vii) any dissolution, liquidation or termination of the Borrower for any reason whatsoever or (viii) any other matter or thing whatsoever whereby the agreements and obligations of the Borrower hereunder, would or might otherwise be released or discharged. The Borrower hereby waives notice of the acceptance of this Agreement by the Lender.

Section 8.      Defeasance. Notwithstanding anything to the contrary contained in this Agreement, upon payment in full of the Debt and performance of all obligations of under the Loan Agreement, this Agreement shall terminate and be of no further force and effect and at the request of the Borrower, the Lender shall thereupon terminate its security interest in the Pledged Shares. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void. This Agreement is not intended and shall not be construed to obligate the Lender to take any action whatsoever with respect to the Pledged Shares or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

Section 9.        Miscellaneous.

(a)       The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable, in whole or in part, in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or unenforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b)      No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under this Agreement, the Loan Agreement or any of the other Loan Documents shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under this Agreement, the Loan Agreement, the Note or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lender under this Agreement, the Loan Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights or remedies which it may otherwise have.

(c)       All notices, statements, requests and demands given to or made upon any party in accordance with the provisions of this Agreement shall be deemed to have been given or made when given or made as provided in the Loan Agreement.

(d)      The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

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(e)       The UCC shall govern the settlement, perfection and the effect of attachment and perfection of the Lender's security interest in the Pledged Shares and the rights, duties and obligations of the Lender and the Borrower with respect to the Pledged Shares (whether or not the UCC applies to the Pledged Shares). This Agreement shall be deemed to be a contract under the Laws of the State of North Carolina and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the Laws of that State of North Carolina without regard to the principles of the conflicts of laws thereof.

(f)       The Borrower consents to the exclusive jurisdiction and venue of the federal and state Courts located in Mecklenburg County, North Carolina in any action on, relating to or mentioning this Agreement.

(g)        This Agreement amends, restates and replaces (but does not constitute a novation of or affect the status of any liens or security interests granted pursuant to) the Existing Pledge Agreement, and the Borrower's execution of this Agreement constitutes a ratification and confirmation of all liens and security interests granted under or pursuant to the Existing Pledge Agreement.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed and delivered this Agreement as of the day and year written above.

                                                                                                                                                Witness:                                                            SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                                                By:                                                                   By:

                                                                                                                                                Name:                                                               Name:  James M. Austin, III

                                                                                                                                                Title:                                                                 Title:     Chief Financial Officer

                                                                                                                                                                                                                            Silverton Bank, National Association

                                                                                                                                                                                                                            By:

                                                                                                                                                                                                                                        Timothy S. Beck

                                                                                                                                                                                                                                         Senior Vice President

AMENDED AND RESTATED LOAN AGREEMENT

 by and between

SOUTHERN FIRST BANCSHARES, INC.

and

SILVERTON BANK, NATIONAL ASSOCIATION

DATED APRIL 30. 2009

AMENDED AND RESTATED LOAN AGREEMENT

Agreement, dated as of the 30th day of April, 2009, by and between Southern First Bancshares, Inc., a South Carolina corporation and a bank holding company (the "Borrower"), and Silverton Bank, National Association (f/k/a The Bankers Bank, National Association) (the "Lender") ("Agreement").

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are a party to that certain Loan Agreement, dated as of December 28, 2007, pursuant to which the Lender agreed to provide a revolving line of credit in the aggregate amount not to exceed $15,000,000.00 to the Borrower (as amended prior to the date hereof, the "Existing Loan Agreement");

WHEREAS, the Borrower has requested the Lender to amend and restate the Existing Loan Agreement in order to, among other things, extend credit to the Borrower in an aggregate principal amount of up to $9,000,000.00, the proceeds of which will be used (i) to refinance existing Indebtedness to the Lender and (ii) for working capital and general corporate purposes; and

WHEREAS, the Lender is willing to extend such credit to the Borrower pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01               Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms have the following meanings, respectively, unless the context otherwise clearly requires:

"Affiliate" shall mean any (a) director, officer or employee of the Person, or (b) Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person if the controlling Person directly or indirectly, either individually or together with (in the case of an individual) his spouse, lineal descendants and ascendants and brothers or sisters by blood or adoption or spouses of such descendants, ascendants, brothers and sisters, owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct, or cause the direction of, the management or policies of the controlled Person, whether through the ownership of voting securities, through common directors, trustees or officers, by contract or otherwise.

"Agreement" shall mean this Amended and Restated Loan Agreement, as amended, modified or supplemented from time to time.

"Applicable Rate" shall mean the rate per annum equal to the Prime Rate plus 0.50%; provided, however, that in no event shall the Applicable Rate be less than 4.0%.

"Authorized Representative" shall mean each Person designated from time to time, as appropriate, in writing by the Borrower to the Lender for the purpose of giving notices of borrowing, which designation shall continue in full force and effect until terminated in writing by the Borrower to the Lender.

"Banking Liabilities" means (i) any deposits with any Bank Subsidiary or funds collected by any Bank Subsidiary, (ii) any banker's acceptance credit of any Bank Subsidiary, (iii) any check, note, certificate of deposit, money order, letter of credit, travelers check, draft or bill of exchange issued, accepted or endorsed by any Bank Subsidiary, (iv) any discount with, borrowing from, or other obligation to, any Federal Reserve Bank, (v) any agreement made by any Bank Subsidiary to purchase or repurchase securities, loans or federal funds or any interest or participation in any thereof, (vi) any guarantee or similar obligation incurred by any Bank Subsidiary in such circumstances as may be incidental or usual in carrying on the banking or trust business of a bank or trust company, (vii) any transaction in the nature of an extension of credit, whether in the form of a commitment or otherwise, undertaken by any Bank Subsidiary for the account of a third party with the application of the same banking considerations and legal lending limits that would be applicable if the transaction were a loan to such party and (viii) any transaction in which any Bank Subsidiary acts solely in a fiduciary or agency capacity.

"Bank Subsidiary" shall mean Southern First and any Person which is now or hereafter a banking/depository institution and which is now or hereafter "controlled" by the Borrower within the meaning of 12 U.S.C. Section 1841(a), as amended.

"Borrower" shall mean Southern First Bancshares, Inc., a South Carolina corporation and a bank holding company, having its principal place of business at 100 Verdae Boulevard, Greenville, South Carolina 29607.

"Borrowing Availability Amount" means, for the period of determination, the net present value of Cash Flow Available to Service Lender Debt based on a five (5) year amortization and current contractual interest rates, as determined by the Lender in its sole, reasonable discretion.

"Borrowing Availability Certificate" means the certificate required to be delivered by the Borrower to the Lender pursuant to Section 5.01(c), setting forth the Borrowing Availability Amount calculations for the Borrower.

"Business Day" shall mean a day of the year on which banks are not required or authorized to close in Charlotte, North Carolina.

"Capital Lease" shall mean any lease of any tangible or intangible property (whether real, personal or mixed), however denoted, which is required by GAAP to be reflected as a liability on the balance sheet of the lessee.

"Capitalized Lease Obligation" shall mean, with respect to each Capital Lease, the amount of the liability reflecting the aggregate discounted amount of future payments under such Capital Lease calculated in accordance with GAAP and statement of financial accounting standards No. 13 (as supplemented and modified from time to time), and any corresponding future interpretations by the Financial Accounting Standards Board or any successor thereto.

"Cash Flow Available to Service Lender Debt" means, for the period of determination, the sum of (a) the quotient of (i) Cash Flow Available to Service Debt divided by (ii) 1.00 minus (y) the sum of (i) Debt Service plus (ii) Distributions paid or accrued, in each case determined for the Borrower only in accordance with GAAP.

"Cash Flow Available to Service Debt' means, for the period of determination, the product of(i) Net Income (or loss) plus Interest Expense only plus/minus non-recurring gains or losses (as determined by the Lender in its sole discretion) net of any income taxes with respect thereto multiplied by (ii) 75%.

"Change in Control" shall mean (a) the acquisition by any Person, or two or more Persons acting in concert, of the beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of20% or more of the outstanding shares of voting ownership interests of the Borrower or (b) the lease, sale or transfer or other disposition of all or substantially all of the assets of the Borrower or any Subsidiary in one or a series of transactions to any Person, or two or more Persons acting in concert.

"Closing" shall mean the closing of the transactions provided for in this Agreement on the Closing Date.

"Closing Date" shall mean April 30, 2009 or such other date upon which all of the conditions set forth in Section 4.01 of this Agreement have been satisfied or waived by the Lender.

"Code" shall mean the Internal Revenue Code of 1986, as amended, along with the rules,

regulations, decisions and other official interpretations in connection therewith.

"Contamination" shall mean the presence or release or threat of release of Regulated Substances in, on, under or emanating to or from the Property which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

"Current Maturities" shall mean, for the period of determination, the sum of (i) the current principal maturities of all Indebtedness, having an original term of one (I) year or more plus (ii) any prepayments made in the prior twelve (2) month period with respect to such Indebtedness (excluding, however, any prepayment arising out of a refinance or partial refinance of the Indebtedness that was prepaid), in each case determined for the Borrower only in accordance with GAAP.

"Debt" shall mean, collectively, (A) all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of the Borrower to the Lender, whether now existing or hereafter incurred including, but not limited to, future loans and advances, if any, under this Agreement, the Notes and the other Loan Documents, as the same may be amended from time to time, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part; (B) all other obligations for the repayment of borrowed money, whether of principal, interest, fees, expenses or otherwise, of the Borrower to the Lender, whether now existing or hereafter incurred, whether under letters or advices of credit, lines of credit, Hedging Obligations, other financing arrangements or otherwise (including, but not limited to, any obligations arising as a result of any overdrafts), whether or not related to this Agreement or to the Notes, whether or not contemplated by the Lender or the Borrower at the date hereof and whether direct, indirect, matured or contingent, joint or several, or otherwise, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part; (C) all costs and expenses including, without limitation, to the extent permitted by Law, reasonable attorneys' fees and legal expenses, incurred by the Lender in the collection of any of the indebtedness referred to in clauses (A) or (B) above in amounts due and owing to the Lender under this Agreement or the other Loan Documents; and (D) any advances made by the Lender for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to a Lien granted pursuant to this Agreement, the other Loan Documents or pursuant to any agreement, instrument or note relating to any of the Debt, including, without limitation, advances for taxes, insurance, repairs and the like.

"Debt Service" means, for the period of determination, the sum of (i) the estimated interest expense on the Loans (assuming that the Revolving Credit Facility is fully funded and is accruing interest at the Applicable Rate) plus (ii) Current Maturities, in each case determined for the Borrower only in accordance with GAAP.

"Debt Service Coverage Ratio" shall mean, for any period of four consecutive Fiscal Quarters of the Borrower, the ratio of (a) Cash Flow Available to Service Debt to (b) Debt Service, in each case determined for the Borrower only in accordance with GAAP.

"Debt to Worth Ratio" means, as of the date of determination, the ratio of total Indebtedness (assuming that the Revolving Credit Facility is fully funded) to shareholder's equity, in each case determined for the Borrower only in accordance with GAAP. For purpose of calculating the Debt to Worth Ratio, any funds received by the Borrower from the United States of America or any agency thereof under the United States of America "Troubled Assets Relief Program (TARP)" that remain outstanding as of the date of determination will be treated as equity and not Indebtedness.

"Distributions" shall mean, for the period of determination, (i) all distributions of cash, securities or other property (other than capital stock) on or in respect of any shares of any class of capital stock of the Borrower and (ii) all purchases, redemptions or other acquisitions by the Borrower of any shares of any class of capital stock of the Borrower, in each case determined and consolidated for the Borrower and its Subsidiaries in accordance with GAAP.

"Environmental Laws" shall mean all federal, state, local and foreign Laws and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

"Environmental Liability" shall mean all liability arising under, resulting from or imposed by any Environmental Law and all liability imposed under common law with respect to the use, treatment, generation, storage, disposal, discharge or other handling or release of any Regulated Substance.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect as of the date of this Agreement and as amended from time to time in the future, and any successor statute of similar impact, and the rules and regulations thereunder, or from time to time in effect.

"Event of Default" shall mean any of the Events of Default described in Section 7.01 of this Agreement.

"Excess Amount" shall mean that as set forth in Section 2.0 I (d) hereof.

"Excess Interest" shall mean that as set forth in Section 2.03(d) hereof.

"FDIC" shall mean the Federal Deposit Insurance Corporation and any successor thereof.

"Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

"Fiscal Quarter(s)" shall mean the period(s) of January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31 of each calendar year.

"GAAP" shall mean generally accepted accounting principles (as such principles may change from time to time) which shall include the official interpretations thereof by the Financial Accounting Standards Board applied on a consistent basis (except for changes in application in which the Borrower's independent certified public accountants concur).

"Guaranty" shall mean any obligation of a Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any contingent obligation or agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

"Hedging Contracts" shall mean interest rate swap agreements, interest rate cap agreements and interest rate collar agreements or any other agreements or arrangements entered into by any Loan Party and designed to protect such Loan Party against fluctuations in interest rates or currency exchange rates.

"Hedging Obligations" shall mean, with respect to a Loan Party, all liabilities of the Loan Party under Hedging Contracts.

"Indebtedness" means, without duplication, all of a Person's liabilities, obligations and indebtedness to any Person of any and every kind and nature, whether primary, secondary, direct, indirect, absolute, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, by operation of law or otherwise. Without in any way limiting the generality o the foregoing, Indebtedness specifically includes (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) any Trust Preferred Indebtedness, (iv) obligations to pay the deferred purchase price of property or services, (v) all obligations under a Capital Lease and the amount of such Indebtedness shall be the aggregate amount of Capitalized Lease Obligations with respect to such Capital Lease, (vi) all net obligations under any Hedging Obligations and all obligations (contingent or otherwise) under any letter of credit, banker's acceptance, Guaranty or indemnification agreement and (vii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above; provided, however, that for the avoidance of doubt, Indebtedness shall not include any Indebtedness arising out of clauses (i), (ii), (iii) or (vii) of the definition of Banking Liabilities incurred in the ordinary course of any Bank Subsidiary's business. The amount of any net obligation with respect to any Hedging Obligation on any date shall be deemed to be the Swap Termination Value thereof as of such date. For purposes of calculating the Debt Service Coverage Ratio, the amount of Indebtedness arising out of (a) any Hedging Obligations or (b) any Indebtedness described in clauses (a), (e) and (g) of Section 6.02 hereof shall be excluded from the definition of Indebtedness. For purposes of Section 6.02 hereof, the amount of any Hedging Obligations shall be excluded from the definition of indebtedness.

"Indemnified Liabilities" shall mean that as set forth in Section 8.15 hereof.

"Indemnitees" shall mean that as set forth in Section 8.15 hereof.

"Interest Expense" shall mean, for the period of determination, all interest accruing during such period on Indebtedness, in each case determined and consolidated for the Borrower and its Subsidiaries in accordance with GAAP.

"Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

"Lender" shall mean as set forth in the preamble hereof and its successors and assigns.

"Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security for Indebtedness.

"Loan" or "Loans" shall mean, singularly or collectively as the context may require, the Revolving Credit Loans, the Term Loan and any other credit extended to the Borrower by the Bank in accordance with Article II hereof.

"Loan Account" shall mean that as set forth in Section 2.08 hereof.

"Loan Document" or "Loan Documents" shall mean, singularly or collectively as the context may require, this Agreement, the Notes, the Stock Pledge Agreement, any UCC financing statements filed in accordance with the Stock Pledge Agreement and any and all other documents, instruments, certificates and agreements executed and delivered in connection with this Agreement, as any of them may be amended, modified, extended or supplemented from time to time.

"Loan Party" or "Loan Parties" shall mean, singularly or collectively as the context may require, the Borrower, each Bank Subsidiary and any other Person (other than the Lender) that becomes a party to this Agreement, the Notes or Stock Pledge Agreement.

"Material Adverse Change" shall mean a material adverse change in (a) the business, operations or condition (financial or otherwise) of any Loan Party; (b) the ability of the Borrower to perform any of its payment or other obligations under this Agreement or the ability of any Loan Party to perform any of its obligations under any other Loan Document to which it is a party; (c) the legality, validity or enforceability of the obligations of the Borrower under this Agreement or any Loan Party under any other Loan Document to which it is a party; or (d) the ability of the Lender to exercise its rights and remedies with respect to, or otherwise realize upon, any security for the Debt.

"Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations or condition (financial or otherwise) of any Loan Party; (b) the ability oft he Borrower to perform any of its payment or other obligations under this Agreement or the ability of any Loan Party to perform any of its obligations under any other Loan Document to which it is a party; (c) the legality, validity or enforceability of the obligations of the Borrower under this Agreement or any Loan Party under any other Loan Document to which it is a party; or (d) the ability of the Lender to exercise its rights and remedies with respect to, or otherwise realize upon, any security for the Debt.

"Maturity Date" shall mean (i) with respect to the Revolving Credit Facility, the Revolving Credit Maturity Date and (ii) with respect to the Term Loan, the Term Loan Maturity Date.

"Maximum Rate" shall mean that as set forth in Section 2.04(d) hereof.

"Memorandum of Understanding" shall mean any memorandum of understanding between the Borrower or any Bank Subsidiary and an Official Body that either (a) the Borrower discloses to the public in any filing with the Securities and Exchange Commission or to such Bank Subsidiary's liability bond issuer, or (b) the Lender reasonably deems to be material.

"Net Income" shall mean, for the period of determination, net income (after taxes), in each case determined and consolidated for the Borrower and its Subsidiaries in accordance with GAAP.

"Non-Performing Assets" shall mean the aggregate sum of the Borrower's consolidated (i) non-accruals, (ii) loans 90 days or more past due, (iii) renegotiated loans, (iv) other real estate owned and (v) other assets defined as "other non-performing assets" on Borrower's consolidated financial statements, in each case determined and consolidated for the Borrower and its Bank Subsidiaries in accordance with GAAP.

"Non-Performing Assets Ratio" shall mean, for the period of determination, the ratio of Non-Performing Assets divided by (ii) the sum of(a) total loans (not gross loans, net of deferred fees) and (b) other real estate owned, in each case determined and consolidated for the Borrower and its Bank Subsidiaries in accordance with GAAP.

"Note" or "Notes" shall mean, singularly or collectively as the context may require, the Revolving Credit Note, the Term Note and any other note or notes of the Borrower executed and delivered pursuant to this Agreement, together with all extensions, renewals, refinancings or refundings in whole or in part, as amended, modified or supplemented from time to time.

"Notices" shall mean that as set forth in Section 8.04 hereof.

"Office", when used in connection with the Lender, shall mean its designated office located at 1111 Metropolitan Avenue, Suite 650, Charlotte, North Carolina 28204 or such other office of the Lender as the Lender may designate in writing from time to time.

"Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, board, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

"Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, trust, or unincorporated organization or government or agency or political subdivision thereof.

"Permitted Liens" shall mean: (a) Liens for taxes, assessments, or governmental charges, carriers', warehousemen's, repairmen's, mechanics', materialmen's and other like Liens, which are either not delinquent or are being contested in good faith by appropriate proceedings which will prevent foreclosure of such Liens, and against which adequate cash reserves have been provided; (b) easements, restrictions, minor title irregularities and similar matters which have no material adverse effect upon the ownership and use of the affected Property; (c) Liens or deposits in connection with worker's compensation, unemployment insurance, social security or other insurance or to secure customs duties, public or statutory obligations in lieu of surety, stay or appeal bonds, or to secure performance of contracts or bids, other than contracts for the payment of money borrowed, or deposits required by law as a condition to the transaction of business or other Liens or deposits of a like nature made in the ordinary course of business; (d) Liens in favor of the Lender pursuant to the Loan Documents; (e) Liens evidenced by conditional sales, purchase money mortgages or other title retention agreements on, or leases with respect to, machinery and equipment (acquired in the ordinary course of business and otherwise permitted to be acquired hereunder) which are created at the time of the acquisition of such property solely for the purposes of securing the Indebtedness incurred to finance the cost of such property, provided no such Lien shall extend to any property other than the property so acquired and identifiable proceeds; and (I) Liens to secure, or which are granted in connection with, Banking Liabilities of the Borrower or a Bank Subsidiary.

"Potential Default" shall mean any event or condition which with notice, passage of time or determination by the Lender, or any combination of the foregoing, would constitute an Event of Default.

"Prime Rate" shall mean that rate of interest determined using The Wall Street Journal "U.S. Prime Rate" reported as of such day, notwithstanding the fact that such rate may actually be published on a later date and in the event more than one "U.S. Prime Rate" shall be reported, the Prime Rate for purposes hereof shall be the highest such published "U.S. Prime Rate".

"Prior Loan Documents" shall mean the Existing Loan Agreement, and any all other related documents entered into in connection therewith, as amended, modified or supplemented from time to time.

"Property" shall mean all real property both owned and leased of the Borrower or any of its Subsidiaries.

"Regulated Substances" shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated by Environmental Laws.

"Required Deductions" shall mean that as set forth in Section 2.06 hereof.

"Revolving Credit Maturity Date" shall mean April 30, 20 II.

"Revolving Credit Facility" shall mean the facility described in Section 2.01(a) hereof providing for Revolving Credit Loans to the Borrower by the Lender in the maximum aggregate principal amount at any time outstanding of $4,000,000.00, as adjusted from time to time pursuant to the terms of this Agreement.

"Revolving Credit Loan" or "Revolving Credit Loans" shall mean, singularly or collectively as the context may require, that as set forth in Section 2.01(a) hereof.

"Revolving Credit Note" shall mean the Revolving Credit Note of the Borrower executed and delivered pursuant to Section 2.0 I (b) of this Agreement, together with all extensions, renewals, refinancings or refundings, in whole or in part, as such Revolving Credit Note may be amended, modified or supplemented from time to time.

"Shares" shall mean one hundred percent (100%) of the issued and outstanding capital stock of Southern First.

"Southern First" shall mean Southern First Bank, National Association, a wholly-owned subsidiary of the Borrower.

"Stock Pledge Agreement" shall mean the Amended and Restated Stock Pledge Agreement, dated of even date herewith, made by the Borrower to the Lender with respect to the Shares, as amended, modified or supplemented from time to time.

"Subsidiary" or ~~Subsidiaries" of a Person shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

"Swap Termination Value" means, in respect of anyone or more Hedging Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Contracts, (a) for any date on or after the date such Hedging Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Contracts (which may include the Lender or any Affiliate of the Lender).

"Term Loan" shall mean that as set forth in Section 2.02(a) hereof.

"Term Loan Maturity Date" shall mean April 30, 2014.

"Term Note" shall mean the Term Note of the Borrower, executed and delivered pursuant to Section 2.02(c) of this Agreement, together with all extensions, renewals, refinancings or refundings, in whole or in part, as such Term Note may be amended, modified or supplemented from time to time.

"Tier 1 Capital" shall mean the Tier I capital determined in accordance with Appendix A to Regulation Y of the Federal Reserve as from time to time in effect, and any successor or other regulation or official interpretation of said Board of Governors relating thereto.

"Tier 2 Capital" shall mean the Tier 2 capital determined in accordance with Appendix A to Regulation Y of the Federal Reserve as from time to time in effect, and any successor or other regulation or official interpretation of said Board of Governors relating thereto.

"Trust Preferred Indebtedness" shall mean any Indebtedness issued by the Borrower or any Subsidiary that qualifies as Tier I Capital or Tier 2 Capital.

"UCC" shall mean the Uniform Commercial Code or other similar Law as in effect on the date of this Agreement and as amended from time to time, of the Official Body having jurisdiction with respect to all or any portion of the collateral granted or assigned to the Lender from time to time under or in connection with this Agreement.

1.02 Amendment and Restatement. This Agreement amends and restates in its entirety the Existing Loan Agreement. All references to the "Loan Agreement" contained in the other Loan Documents delivered in connection with the Existing Loan Agreement or this Agreement shall, and shall be deemed to, refer to this Agreement. Notwithstanding the amendment and restatement of the Existing Loan Agreement by this Agreement, the Debt of the Borrower outstanding under the Existing Loan Agreement and the other Loan Documents as of the Closing Date shall remain outstanding and shall constitute continuing Debt without novation and shall continue as such to be secured by such collateral, if any. Such Debt shall in all respects be continuing and this Agreement shall not be deemed to be evidence or result in a novation or repayment and reborrowing of such Debt. The Liens securing payment of the Debt under the Existing Loan Agreement, as amended and restated in the form of this Agreement, shall in all respects be continuing, securing the payment of all Debt.

1.03 Construction and Interpretation.

(a) Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural, the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". References in this Agreement to "judgments" of the Lender include good faith estimates by the Lender (in the case of quantitative judgments) and good faith beliefs by the Lender (in the case of qualitative judgments). The definition of any document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. "Hereunder", "herein", "hereto", "hereof', "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation unless the context clearly indicates to the contrary; and any action required to be taken by the Borrower is to be taken promptly, unless the context clearly indicates to the contrary .

(b) Lender's Discretion and Consent. Whenever the Lender is granted the right herein to act in its sole discretion or to grant or withhold consent, such right shall be exercised in good faith and in a reasonable manner.

(c) Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principals of consolidation, where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 5.12 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

ARTICLE II

THE CREDIT FACILITY

2.01 The Revolving Credit Facility Commitment.

(a) Revolving Credit Loans. Subject to the terms and conditions and relying upon the representations and warranties set forth in this Agreement, the Notes and the other Loan Documents, the Lender agrees to make loans (each, a "Revolving Credit Loan" and, collectively, the "Revolving Credit Loans") to the Borrower at any time and from time to time on or after the Closing Date and to and including the Business Day immediately preceding the Revolving Credit Maturity Date, in an aggregate principal amount not exceeding at any time outstanding the lesser of (i) $4,000,000.00 and (ii) the Borrowing Availability Amount. Within the limits of time and amounts set forth in this Section 2.01, and subject to the other provisions of this Agreement including, without limitation, the Lender's right to demand repayment of the Revolving Credit Loans upon the occurrence of an Event of Default, the Borrower may borrow, repay and reborrow under this Section 2.0 I.

(b) Revolving Credit Note. The obligation of the Borrower to repay the unpaid principal amount of the Revolving Credit Loans made to the Borrower by the Lender and to pay interest on the unpaid principal amount thereof shall be evidenced by the Revolving Credit Note of the Borrower,  dated the Closing Date, which shall be in form and substance satisfactory to the Lender. The executed Revolving Credit Note shall be delivered by the Borrower to the Lender on the Closing Date.

(c) Making Revolving Credit Loans. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, and provided that the Borrower has satisfied all applicable conditions specified in Article IV hereof, the Lender shall make Revolving Credit Loans to the Borrower. Each Revolving Credit Loan shall be made on such Business Day and in such amount as an Authorized Representative of the Borrower shall request by written notice received by the Lender no later than 10:00 a.m. (Charlotte, North Carolina time) on the Business Day prior to the date of requested disbursement of the requested Revolving Credit Loan. Subject to the terms and conditions of this Agreement, the Lender shall make the proceeds of the Revolving Credit Loan available to the Borrower at the Lender's Office in immediately available funds not later than 3:00 p.m. (Charlotte, North Carolina time) on the date of requested disbursement.

(d) Maximum Principal Balance of all Revolving Credit Loans. The sum of the aggregate principal amount of all Revolving Credit Loans shall not exceed $4,000,000.00. The Borrower agrees that if at any time the sum of the aggregate principal amount of all Revolving Credit Loans outstanding exceeds lesser of (i) $4,000,000.00 and (ii) the Borrowing Availability Amount (the "Excess Amount"), the Borrower shall promptly (but in any event within five (5) Business Days after the date of such occurrence) pay to the Lender such Excess Amount. If not sooner paid, the entire balance of all outstanding Revolving Credit Loans, together with all unpaid accrued interest thereon, and all other sums and costs owed to the Lender by the Borrower with respect to the Revolving Credit Loans shall be immediately due and payable on the Revolving Credit Maturity Date, without notice, presentment or demand of any kind.

2.02 Term Loan.

(a) Term Loan. Subject to the terms and conditions and relying upon the representations and warranties set forth in this Agreement, the Notes and the other Loan Documents, the Lender agrees to make a term loan (the "Term Loan") to the Borrower on the Closing Date in the original principal amount of$5,000,000.00.

(b) Nature of the Loan. Upon repayment of any amount of principal or interest on the Term Loan by the Borrower, the Borrower may not reborrow under this Section 2.02.

(c) Term Note. The obligation of the Borrower to repay the unpaid principal amount of the Term Loan made to the Borrower by the Lender and to pay interest on the unpaid principal amount thereof shall be evidenced by the Term Note of the Borrower, dated the Closing Date, which shall be in form and substance satisfactory to the Lender. The executed Term Note shall be delivered by the Borrower to the Lender on the Closing Date.

(d) Payments of Principal and Maturity. Subject to the terms and conditions of this Agreement, commencing on July 1,2009, and on the first (I") day of each successive Fiscal Quarter thereafter through and including the Term Loan Maturity Date, the Borrower shall make equal quarterly principal payments to the Lender in the amount of$250,000.00 plus interest as set forth in Section 2.03(b) hereof. All remaining unpaid principal, accrued interest and all other sums and costs incurred by the Lender pursuant to this Agreement with respect to the Term Loan shall be immediately due and payable on the Term Loan Maturity Date without notice, presentment or demand of any kind.

2.03 Interest Rates.

(a) Interest on the Loans. Subject to the terms and conditions of this Agreement, the aggregate outstanding principal balance of all Loans shall bear interest for each day at a fluctuating rate per annum equal to the Applicable Rate.

(b) Interest Payments. Interest on the Loans shall be due and payable on the first (I'~ day of each Fiscal Quarter, in arrears, commencing on July 1,2009, and on the first (I") day of each successive Fiscal Quarter thereafter to and including the Maturity Date. After maturity of the Loans (whether upon the occurrence of an Event of Default, by acceleration or otherwise) interest on such part of the Loans shall be immediately due and payable without notice, presentment or demand. If not sooner paid, the entire principal balance of all outstanding Loans, all unpaid interest accrued thereon and all other sums and costs owed to the Lender by the Borrower pursuant to the Loans shall be immediately due and payable on the Maturity Date, without notice, presentment or demand of any kind.

(c) Calculation of Interest and Fees: Adjustment to Prime Rate. Interest on the Loans, unpaid fees and other sums payable hereunder shall be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed. In the event of any change in the Prime Rate, the rate of interest applicable to each Loan shall be adjusted effective the next calendar day to correspond with such change; except any interest rate charged hereunder shall not exceed the Maximum Rate.

(d) Interest After Maturity or Default: Interest Laws. Upon the occurrence and during the continuance of an Event of Default, the unpaid principal amount of the Loans or any portion thereof, accrued interest thereon, any fees or any other sums payable hereunder shall thereafter until paid in full bear interest at a rate per annum equal to the Applicable Rate plus four percent (4.00%). Notwithstanding any provisions to the contrary contained in this Agreement or any other Loan Document, the Borrower shall not be required to pay, and the Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by applicable Law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any other Loan Document, then, in such event: (I) the provisions of this subsection shall govern and control; (2) the Borrower shall not be obligated to pay any Excess Interest; (3) any Excess Interest that the Lender may have received hereunder shall be, at the Lender's option, (a) applied as a credit against the outstanding principal balance of the Debt or accrued and unpaid interest (not to exceed the maximum amount permitted by Law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable Law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) the Borrower shall have no action against the Lender for any damages arising out of the payment or collection of any Excess Interest.

2.04 Late Charge. Upon the occurrence of an Event of Default with respect to the payment of any installment of interest or principal on the Notes which continues for more than fifteen (\5) days after the said installment becomes due, in addition to making payment of the installment due and any interest thereon at the interest rates provided in Section 2.03( d) hereof, the Borrower shall pay to the Lender upon demand a late charge in an amount equal to four percent (4.0%) of any such overdue installment.

2.05 [Reserved.]

2.06 Payments. All payments to be made in respect of principal, interest, fees or other amounts due from the Borrower under this Agreement or under the Notes are payable at 3:00 p.m., (Charlotte, North Carolina time), on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action for the payments will accrue immediately. All such payments must be made to the Lender at its Office in U.S. Dollars and in funds immediately available at such Office, without setoff, counterclaim or other deduction of any nature. The Lender may in its discretion deduct such payments from the Borrower's demand or deposit accounts with the Lender on the due date. All such payments shall be applied at the option of the Lender to accrued and unpaid interest, outstanding principal and other sums due under this Agreement in such order as the Lender, in its sole discretion, shall elect. All such payments shall be made absolutely net of, without deduction or offset, and altogether free and clear of any and all present and future taxes, levies, deductions, charges and withholdings and all liabilities with respect thereto, excluding income and franchise taxes imposed on the Lender under the Laws of the United States or any state or political subdivision thereof. If the Borrower is compelled by Law to deduct any such taxes or levies (other than such excluded taxes) or to make any such other deductions, charges, or withholdings (collectively, the "Required Deductions"), the Borrower will pay to the Lender an additional amount equal to the sum of (i) the aggregate amount of all Required Deductions and (ii) the aggregate amount of United States, federal or state income taxes required to be paid by the Lender in respect of the Required Deductions.

2.07 Loss of Margin. In the event that any Law or the interpretation or application thereof by any Official Body or the compliance with any guideline or request of any central bank or other Official Body (whether or not having the force of Law):

(a) subjects the Lender to any tax with respect to any amounts payable under this Agreement, the Notes or the other Loan Documents by the Borrower or otherwise with respect to the transactions contemplated under this Agreement, the Notes or the other Loan Documents (except for taxes on the overall net income of the Lender imposed by the United States of America or any political subdivision thereof), or

(b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit, capital maintenance or similar requirement against assets held by, or deposits in or for the account of, or Loans or advances or commitment to make Loans or advances by the Lender, or

          (c) imposes upon the Lender any other condition with respect to the Loans or the commitment to make Loans under this Agreement,

and the result of any of the foregoing is to materially increase the costs of the Lender, reduce the income receivable by or return on equity of the Lender or impose any material expense upon the Lender with respect to any Loans or commitments to make Loans under this Agreement, the Lender shall so notify the Borrower in writing. The Borrower agrees to pay the Lender the actual amount of such increase in cost, reduction in income, reduced return on equity or additional expense within ten (l0) days after presentation by the Lender of a statement concerning such increase in cost, reduction in income, reduced return on equity or additional expense. Such statement shall set forth a brief explanation of the amount and the Lender's calculation of the amount, which statement shall be conclusively deemed correct absent manifest error. If the amount set forth in such statement is not paid within ten (l0) days after such presentation of such statement, interest will be payable on the unpaid amount at the rate set forth in Section 2.03(d) hereof from the due date until paid (before and after judgment).

2.08 Loan Account. The Lender shall open and maintain in its books and records, including computer records, in accordance with its customary procedures, a loan account (the "Loan Account”) in the name of the Borrower in which shall be recorded the date and amount of each Loan made by the Lender and the date and amount of each payment and prepayment in respect thereof. The Lender shall record in the Loan Account the principal amount of the Loans owing to the Lender from time to time. Except in the case of manifest error in computation, the Loan Account will be conclusive and binding on the Borrower as to the accuracy of the information contained therein. Failure by the Lender to make any such notation or record shall not affect the obligations of the Borrower to the Lender with respect to the Loans.

2.09 Optional Prepayments. The Borrower shall have the right, at its option, to prepay the Loan in whole or in part without penalty or premium; provided, however, the Borrower shall pay to the Lender all interest accrued on the outstanding principal balance of the Loan to the date of such prepayment and all other fees, costs and charges required to be paid by the Borrower to and for the benefit of the Lender.

2.10 Security. The Loans shall be secured by the Stock Pledge Agreement and all UCC financing statements (if any) and other similar instruments executed and recorded with respect thereto.

2.11 Estoppel. As further consideration for the entry of the Lender into this Agreement, the Borrower hereby represents and warrants that it does not presently have any claims or actions of any kind at law or at equity against the Lender arising out of or in any way relating to the Prior Loan Documents or any related documents with respect thereto, the transactions referenced in or contemplated by this Agreement or any acts, transactions or events that are or were the subject matter of any other prior loans, agreements or guarantees involving the Borrower and the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower, on behalf of itself and each of its Subsidiaries including all Loan Parties, represents and warrants to the Lender that:

3.01 Organization and Qualification. Each Loan Party is a corporation duly organized and validly subsisting under the Laws of its state of incorporation. Each Loan Party is duly qualified or licensed to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification or licensing necessary except to the extent that the failure to be so qualified or licensed would not have a Material Adverse Effect.

3.02 Authority; Power to Carry on Business; Licenses. The Borrower has the power and authority to make the borrowings provided for herein, to execute and deliver the Notes in evidence of such borrowings and to grant and convey any security interests contemplated under the Stock Pledge Agreement and the other Loan Documents to which it is a party and all such action has been duly and validly authorized by all necessary corporate proceedings on the Borrower's part. Each Loan Party and each of its Subsidiaries has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted. Each Loan Party and each of its Subsidiaries has all licenses, permits, consents and governmental approvals or authorizations necessary to carry on its business as now conducted.

3.03 Execution and Binding Effect. Each of the Loan Documents have been duly and validly executed and delivered by each Loan Party a party thereto and constitutes a legal, valid and binding obligation of such Loan Parties, enforceable in accordance with its terms.

3.04 Absence of Conflicts. Neither the execution and delivery of this Agreement, the Notes or the other Loan Documents, the consummation of the transactions contemplated in any of them, nor the performance of or compliance with the terms and conditions thereof will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles of incorporation or bylaws of any Loan Party, (c) conflict with or result in a breach of or a default under any material agreement or instrument to which any Loan Party or any Subsidiary of a Loan Party is a party or by which it or any of its properties (now owned or acquired in the future) may be subject or bound or (d) result in the creation or imposition of any Lien upon any property (owned or leased) of any Loan Party or any Subsidiary of any Loan Party (other than Permitted Liens).

3.05 Authorizations and Filings. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Official Body that has not been obtained or made is or will be necessary or advisable in connection with the execution and delivery of this Agreement or the other Loan Documents, the consummation ofthe transactions contemplated herein or therein, or the performance of or compliance with the terms and conditions hereof or thereof.

3.06 Ownership and Control. The Borrower owns all of the Shares. The outstanding shares of capital stock of the Borrower and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

3.07 Title to Property. Each Loan Party and each Subsidiary of a Loan Party has good and marketable title in fee simple (or other good title) to all Property purported to be owned by it. Each Loan Party and each Subsidiary of a Loan Party has good and marketable title to all other property (whether personal, intangible, mixed of otherwise) purported to be owned by it, including that reflected in the most recent financial information referred to in Section 3.08 hereof or submitted to the Lender pursuant to Section 5.01 of this Agreement (except as sold or otherwise disposed of in the ordinary course of business), subject only to Permitted Liens.

3.08 Financial Information. The financial information provided by the Loan Parties to the Lender as of the Closing Date is accurate and complete and has been prepared in accordance with GAAP consistently applied. Each Loan Party has made full and true disclosure of all pertinent financial and other material information in connection with the transactions contemplated hereby.

3.09 Loan Loss Reserves. The reserves for possible loan and lease losses shown on the financial statements and reports for the Borrower and its Subsidiaries described in the financial statements specified in Section 5.01 are adequate in all material respects to provide for all losses, net of recoveries relating to loans previously charged off, on loans outstanding, as of the date of such statement, and the Borrower and its Subsidiaries have no reason to believe that the loan portfolios of its Subsidiaries at such date will incur losses in excess of such reserves.

3.10 Taxes. All tax returns required to be filed by the Loan Parties and their Subsidiaries have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon the Loan Parties and their Subsidiaries or upon any of their properties, income, sales or franchises which are due and payable have been paid. The reserves and provisions for taxes on the books of each Loan Party and each of its subsidiaries are adequate for all open years and for its current fiscal period in all material respects. No Loan Party knows of any proposed additional assessment or basis for any assessment for additional taxes (whether or not reserved against).

3.11 Contracts. No Loan Party nor any Subsidiary of a Loan Party is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material contractual obligation of such Loan Party or Subsidiary, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default.

3.12 Litigation; Investigations. There is no pending, contemplated or, to the Loan Parties' knowledge, threatened action, suit or proceeding by or before any Official Body against or affecting a Loan Party or any of its Subsidiaries which, if adversely decided, would have a Material Adverse Effect. Neither the Borrower nor any Bank Subsidiary is (i) to the Borrower's knowledge, under investigation by any Official Body or (ii) operating under any formal or informal restrictions or understandings imposed by or agreed to in connection with any Official Body.

3.13 Laws. No Loan Party nor any Subsidiary of a Loan Party is in violation of any Law in any material respect.

3.14 ERISA. Each Loan Party and each Subsidiary of a Loan Party is in compliance in all material respects with all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, in connection with each employee benefit plan (as defined by ERISA) maintained by the Borrower.

3.15 Bank Holding Company; FDIC Insurance. The Borrower has complied in all material respects with all federal, state and local laws pertaining to bank holding companies, including without limitation the Bank Holding Company Act of 1956, as amended, and there are no conditions precedent or subsequent to its engaging in the business of being a registered bank holding company. The deposits of each Bank Subsidiary of the Borrower are insured by the FDIC, and no event, act or omission has occurred which would adversely affect the status of any Bank Subsidiary as an FDIC insured bank.

3.16 Environmental Matters. The business of the Borrower and each of its Subsidiaries has been operated in full compliance with all Environmental Laws and neither the Borrower nor any Subsidiary is subject to any Environmental Liability relating to the conduct of its business or the ownership of its Property and no facts or circumstances exist which could give rise to such Environmental Liabilities. No notice has been served on the Borrower or any Subsidiary claiming any violation of Environmental Laws, asserting Environmental Liability or demanding payment or contribution for Environmental Liability or violation of Environmental Laws.

3.17 Use of Proceeds. The Borrower shall use the proceeds of (i) the Revolving Credit Loans for working capital and general corporate purposes and (ii) the Term Loan to refinance existing indebtedness of the Borrower to the Lender.

3.18 Federal Reserve Regulations. The Borrower and its Subsidiaries will not, directly or indirectly use any proceeds of the Loan to; (a) purchase or carry any "margin stock" within the meaning of Regulation U of the Federal Reserve (12 C.F.R. 221, as amended); (b) extend credit to other Persons for any such purpose or refund indebtedness originally incurred for any such purpose, except in compliance with all Laws; or (c) otherwise take or permit any action which would involve a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation of the Federal Reserve.

3.19 No Event of Default: Compliance with Agreements. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default. No Loan Party nor any Subsidiary of a Loan Party is (i) in violation of any term of its articles of incorporation or bylaws; or (ii) in default under any agreement, lease or instrument to which it is a party or by which it or any of its properties (owned or leased) may be subject or bound.

3.20 No Material Adverse Change. Since the date of the most recent financial statements referred to in Section 3.08 hereof, there has been no Material Adverse Change.

3.21 Security Interest. The security interests in the Shares pledged to the Lender pursuant to the Stock Pledge Agreement constitute and will continue to constitute perfected security interests under the UCC (or other applicable Law) entitled to all of the rights, benefits and priorities provided by the UCC (or other applicable Law). All such action as is necessary or advisable to establish such rights of the Lender has been taken or will be taken at or prior to the time required for such purpose and there will be upon execution and delivery of the Loan Documents no necessity of any further action in order to preserve, protect and continue such rights except the filing of continuation statements and continued possession or control by the Lender of the Shares delivered to it as required by the UCC (or other applicable Law). All filing fees and other expenses in connection with each such action shall be paid by the Borrower and the Lender shall be reimbursed by the Borrower for any such fees and expenses incurred by the Lender.

3.22 Labor Controversies. There are no labor controversies pending or, to the best knowledge of the Loan Parties, threatened, against any Loan Party or any of its Subsidiaries.

3.23 Solvency. After the making of the Loans, each Loan Party (i) will be able to pay its debts as they become due, (ii) will have funds and capital sufficient to carry on its business and all businesses in which it is about to engage, and (iii) will own property having a value at both fair valuation and at fair saleable value in the ordinary course of its business greater than the amount required to pay its debts as they become due. No Loan Party was insolvent immediately prior to the date of this Agreement and no Loan Party will be rendered insolvent by the execution and delivery of this Agreement, the borrowing hereunder and/or the consummation of any transactions contemplated by this Agreement or any of the other Loan Documents.

3.24 Subsidiaries. The only Subsidiaries of the Borrower are Southern First, Greenville Statutory Trust I, a Connecticut trust, Greenville Statutory Trust II, a Delaware trust and JB Properties of Greenville, LLC, a South Carolina LLC. Southern First has no Subsidiaries.

3.25 Regulatory Reporting. The Borrower and its Subsidiaries have filed all reports, notices and other statements, together with any amendments required to be made with respect thereto, if any, that they were each required to file with the Federal Reserve and the South Carolina State Board of Financial Institutions and any other Official Body with jurisdiction over the Borrower or its Subsidiaries and each of such reports, notices and other statements, including the financial statements, exhibits and schedules thereto, complied in all material respects with the relevant statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed. Each Bank Subsidiary has complied in all material respects with all laws and regulations relating to the extension of credit.

3.26 Accurate and Complete Disclosure: Continuing Representations and Warranties. No representation or warranty made by the Borrower under this Agreement or any of the other Loan Documents and no statement made by any Loan Party in any financial statement (furnished pursuant to Section 3.08 or 5.01 or otherwise), certificate, report, exhibit or document furnished by a Loan Party to the Lender pursuant to or in connection with this Agreement is false or misleading in any material respect

(including by omission of any information necessary to make such representation, warranty or statement not misleading). No Loan Party is aware of any facts which have not been disclosed to the Lender in writing by or on behalf of a Loan Party which would have a Material Adverse Effect. The representations and warranties set forth herein are to survive the delivery of the Loan Documents and the making of the Loans hereunder.

ARTICLE IV

CONDITIONS OF LENDING

The obligation of the Lender to make any Loan is subject to the satisfaction of the following conditions:

4.01 Representations and Warranties: Events of Default and Potential Defaults. The representations and warranties contained in Article IJJ shall be true and correct in all material respects on and as of the date of each Loan, except for purposes of this Section 4.0 I, after the Closing Date the representations and warranties contained in Section 3.08 shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01. On the date of any Loan, no Event of Default and no Potential Default shall have occurred and be continuing or exist or shall occur or exist after giving effect to the Loan to be made on such date. Each request by the Borrower for any Loan shall constitute a representation and warranty by the Borrower that the conditions set forth in this Section 4.01 have been satisfied as of the date of such request. The failure of the Lender to receive notice from the Borrower to the contrary before such Loan is made shall constitute a further representation and warranty by the Borrower that the conditions referred to in this Section 4.01 have been satisfied as of the date such Loan is made.

4.02 Loan Documents. On the Closing Date, the Loan Documents, satisfactory in terms, form and substance to the Lender, shall have been executed and delivered to the Lender and shall be in effect.

4.03 Other Documents and Conditions. On or before the Closing Date, the following documents and conditions shall have been delivered to the Lender or satisfied by or on behalf of the Loan Parties:

(a) Certified Copies of Organizational Documents. A copy of any and all amendments to the articles of incorporation (or such equivalent formation documents) of each of the Loan Parties since the date previously delivered to the Lender certified by the appropriate governing body of such parties' jurisdiction of incorporation. A copy of any and all amendments to the bylaws (or such equivalent governing document) of each of the Loan Parties certified by the Secretary of such Loan Party.

(b) Good Standing Certificates. A Good Standing Certificate (or equivalent thereof) of each Loan Party from the appropriate governing body of such party's jurisdiction of incorporation and the Secretary of State of each jurisdiction in which such Loan Party is qualified to do business as a foreign corporation, if any.

(c) Regulatory Certificate. A Regulatory Certificate from the Federal Reserve indicating that the Borrower is a registered bank holding company that was duly organized and registered and has filed all reports required by the Federal Reserve.

(d) Proceedings and Incumbency. A certificate in form and substance satisfactory to Lender, dated the Closing Date and signed on behalf of the Borrower by the Secretary of the Borrower, certifying as to (i) true copies of any and all amendments to the articles of incorporation and bylaws of the Borrower or, if none, no amendments having been made to the articles of incorporation and bylaws of the Borrower since the date previously delivered to the Lender, (ii) the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Agreement and the other Loan Documents to which the Borrower is a party and (iii) the names, true signatures and incumbency of the officers of the Borrower authorized to execute and deliver the Loan Documents.

(e) Financial Statements. Financial statements in form and substance satisfactory to the Lender, as described in Section 3.08 of this Agreement.

(f) Termination Statements; Release Statements and Satisfaction Pieces. Evidence satisfactory to the Lender that all necessary termination statements, release statements and any other types of releases in connection with all Liens with respect to any Loan Party or Subsidiary of any Loan Party that are not Permitted Liens have been filed or satisfactory arrangements have been made for such filing (including payoff letters in form and substance satisfactory to the Lender), if any.

(g) Closing Date Compliance Certificate. A duly completed compliance certificate signed by the appropriate officer of the Borrower dated as of the Closing Date demonstrating compliance with the financial covenants contained in Section 5.12 hereof.

(h) No Material Adverse Change. No Material Adverse Change shall have occurred since the date of the most recent financial statements delivered to the Lender.

(i) Other Documents and Conditions. Such other documents and conditions as may be required to be submitted to the Lender by the terms of this Agreement or of any Loan Document or set forth on the preliminary closing checklist with respect to the transactions contemplated by this Agreement.

4.04 Details Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory to the Lender and the Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Lender, as the Lender may request from time to time.

4.05 Fees and Expenses. The Borrower shall have paid all fees and charges as required for the Closing and relating to the Closing, including legal fees, closing costs, filing and notary fees and any other similar matters pertinent to the Closing.

ARTICLE V

AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender, on behalf of itself and its Subsidiaries and all Loan Parties and their Subsidiaries, as follows;

5.01 Reporting and Information Requirements. The Borrower shall deliver or shall cause to be delivered the following documents to the Lender in such detail as reasonably requested by the Lender;

(a) Annual Audited Reports. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of the Borrower, the Borrower shall furnish to the Lender consolidated audited statements of income, retained earnings and cash flow for the Borrower and its Subsidiaries for such fiscal year and a consolidated audited and consolidating balance sheet for the Borrower and its Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year, prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur), with such statements and balance sheet to be certified by an independent certified public accounting firm selected by the Borrower and acceptable to the Lender. The report of such accountants shall be free of exception or qualifications not acceptable to the Lender and shall in any event contain a written statement of such accountants substantially to the effect that such accountants examined such statements and balance sheet in accordance with generally accepted auditing standards.

(b) Quarterly Reports of the Borrower. As soon as practicable, and in any event within forty-five (45) days after the close of each Fiscal Quarter during the term of this Agreement, the Borrower shall furnish to the Lender consolidated and consolidating statements of income, retained earnings and cash flow for the Borrower and its Subsidiaries for such Fiscal Quarter and for the portion of the fiscal year to the end of such Fiscal Quarter, and a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Quarter, all in reasonable detail. All such income statements and balance sheets shall be prepared by the Borrower and certified by the appropriate officer of the Borrower as presenting fairly the financial position of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the results of its operations for such periods, in conformity with GAAP applied in a manner consistent with that of the most recent consolidated audited financial statements furnished to the Lender.

(c) Annual and Quarterly Compliance Certificate and Borrowing Availability Certificate. The consolidated income statements and balance sheets of the Borrower and its Subsidiaries delivered pursuant to Sections 5.01(a) and 5.01(b) of this Agreement shall be accompanied by (i) a compliance certificate, which shall be in form and substance satisfactory to the Lender, executed by the appropriate officer of the Borrower, stating that no Event of Default or Potential Default exists and that the Borrower is in compliance with all applicable covenants contained in this Agreement and (ii) a Borrowing Availability Certificate, which shall be in form and substance satisfactory to the Lender, executed by the appropriate officer of the Borrower. Such certificates shall include all figures necessary to calculate the Borrower's compliance with all financial covenants set forth in this Agreement. If an Event of Default or Potential Default has occurred and is continuing or exists, such certificate shall specify in detail the nature and period of existence of the Event of Default or Potential Default and any action taken or contemplated to be taken by the Borrower with respect thereto.

(d) Reports to Governmental Agencies. Promptly after the same are available (but in any event no later than sixty (60) days of the filing thereof), copies of (i) each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, (ii) all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15( d) of the Securities Exchange Act of 1934, or with any national securities exchange and (iii) all such financial reports, statements and returns that any Loan Party has filed with any other Official Body, and in any case not otherwise required to be delivered to the Lender pursuant hereto. Documents required to be delivered pursuant to this Section (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Borrower posts such documents, or provides a link thereto on the Borrower's website on the Internet.

(e) Call Reports: Problem Asset Summaries. The Borrower shall deliver to the Lender within forty-five (45) days of the close of each Fiscal Quarter. copies of Call Reports, Problem Asset Summaries and other regulatory reports of each Bank Subsidiary for the Fiscal Quarter then ended, in compliance with the requirements of any Official Body which has authority to examine the Borrower and/or any Bank Subsidiary, all prepared in accordance with the requirements imposed by the applicable Official Body.

(f) Loan Reviews. The Borrower shall deliver to the Lender within thirty (30) days of the issuance thereof, copies of any and all external and internal loan reviews of each Bank Subsidiary's loan portfolio.

(g) Interim Reports. Within thirty (30) days after the request of the Lender, the Borrower shall deliver to the Lender such consolidated interim income statements, balance sheets and/or financial statements as the Lender shall reasonably deem necessary, all prepared in accordance with GAAP and certified by the Borrower to be true and correct.

(h) Audit Reports. Promptly upon receipt thereof, the Borrower will deliver to the Lender a copy of each other report submitted to the Borrower by independent accountants, including comment or management letters, in connection with any annual, interim or special audit report made by them of the books of the Borrower.

(i) Visitation: Audits. The Borrower shall permit or shall cause to be permitted such Persons as the Lender may designate to visit and inspect any of the properties of the Borrower, to examine, and to make copies and extracts from, the books and records of the Borrower and to discuss its affairs with its officers, employees and independent accountants during normal business hours. The Borrower shall authorize its officers, employees and independent accountants to discuss with the Lender the affairs of the Borrower. The Lender may conduct such audits at its reasonable discretion and as often as it reasonably deems necessary. The Borrower shall pay all reasonable costs incurred in connection with conducting such audits.

(j) Notice of Event of Default. Promptly upon becoming aware of an Event of Default or Potential Default, the Borrower will give the Lender notice of the Event of Default or Potential Default, together with a written statement signed on behalf of the Borrower setting forth the details of the Event of Default or Potential Default and any action taken or contemplated to be taken by the Borrower with respect thereto.

(k) Notice of Material Adverse Change. Promptly upon becoming aware thereof, the Borrower will give the Lender written notice with respect to any Material Adverse Change or any development or occurrence which would have a Material Adverse Effect.

(1) Notice of Proceedings. Promptly upon becoming aware thereof, the Borrower will give the Lender notice of the commencement, existence or threat of all proceedings by or before any Official Body against or affecting any Loan Party which, if adversely decided, would have a Material Adverse Effect.

(m) Further Information. The Borrower will promptly furnish to the Lender such other information, and in such form, as the Lender may reasonably request from time to time.

5.02 Preservation of Existence and Franchises. Each Loan Party and each of its Subsidiaries will maintain its existence as a corporation and its rights and franchises in full force and effect in the state of its incorporation. No Loan Party nor any Subsidiaries of a Loan Party shall change its jurisdiction of incorporation without the prior written consent of the Lender and each Loan Party and each of its Subsidiaries will qualify and remain qualified as a foreign corporation in each jurisdiction in which the failure to receive or retain such qualification would have a Material Adverse Effect.

5.03 Insurance. Each Loan Party and each of its Subsidiaries will maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts, as is customary for established companies engaged in the same or similar business and similarly situated.

5.04 Maintenance of Properties. The Loan Parties and their Subsidiaries will maintain or cause to be maintained in good repair, working order and condition, Properties now or in the future owned, leased or otherwise possessed by any Loan Party or any Subsidiary of any Loan Party and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements to the properties so that the business carried on in connection with the properties may be properly and advantageously conducted at all times. The Borrower shall notify the Lender prior to any change in the permanent location of any of the properties or businesses of any Loan Party.

5.05 Payment of Liabilities. The Loan Parties will, and will cause each Subsidiary of a Loan Party to, pay or discharge:

(a) on or prior to the date on which penalties attach, all taxes, assessments and other governmental charges or levies imposed upon them or any of their properties or income, sales or franchises;

(b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any of their properties;

(c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any of their properties; and

(d) all other current liabilities so that none is due more than sixty (60) days after the due date for each liability; provided, however, that in each case, such Loan Party shall have the right to contest any such taxes, assessments, rates, dues, charges, liens, liabilities or impositions if the execution or other enforcement of any Lien or charge upon its properties is and continues to be effectively stayed or bonded in a manner satisfactory to the Lender, the validity and amount of such taxes, assessments, rates, dues, charges, fines or impositions are being actively contested in good faith and by appropriate lawful proceedings and such liens or charges do not, in the aggregate, materially detract from the value of its properties or materially impair the use thereof and the operation of such Loan Party's business

5.06 Financial Accounting Practices; Loan Loss Reserves.

(a) Financial Accounting Practices. Each Loan Party and each Subsidiary of a Loan Party will make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(b) Loan Loss Reserves. Each Bank Subsidiary shall maintain a reserve for possible loan losses which is adequate in all respects to provide for possible or specific losses, net of recoveries relating to loans previously charged off, on loans outstanding and which contains an additional amount of unallocated reserves for unanticipated future losses at a level consistent with administrative policies approved by the Board of Directors of such Bank Subsidiary.

5.07 Compliance with Laws. Each Loan Party and each Subsidiary of a Loan Party shall comply in all material respects with all applicable Laws.

5.08 ERISA. Each Loan Party and each Subsidiary of a Loan Party shall comply in all material respects with all applicable requirements of ERISA and of the Code in connection with each employee benefit plan (as defined by ERISA) maintained by such Person. Each Loan Party and each Subsidiary of a Loan Party shall promptly notify the Lender if any "Reportable Event" or "Prohibited Transaction" (as defined by ERISA) has occurred with respect to any such plan.

5.09 Use of Proceeds. The Borrower will use the proceeds of the Loans for the purposes stated in Section 3.17 hereof.

5.10 Environmental Compliance. The Borrower and each of its Subsidiaries shall:

(a) Maintain at all times all permits, licenses and other authorizations required under Environmental Laws, and comply in all material respects with all terms and conditions of the required permits, licenses and authorizations and all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws.

(b) Notify the Lender promptly upon obtaining knowledge that (i) any Property previously or presently owned or operated is the subject of an environmental investigation by any Official Body having jurisdiction over the enforcement of Environmental Laws, (ii) the Borrower or any of its Subsidiaries has been named as a responsible party subject to Environmental Liability, or (iii) the Borrower obtains knowledge of any Hazardous Substance located on any Property except in compliance with all Laws.

(c) At any reasonable time following the occurrence of an Event of Default and following reasonable notice, and as often as may be reasonably desired, permit the Lender or an independent consultant selected by the Lender to conduct an environmental investigation satisfactory to the Lender for the purpose of determining whether the Borrower, each Subsidiary and its Property comply with Environmental Laws and whether there exists any condition or circumstance which may require a cleanup, removal or other remedial action by the Borrower or a Subsidiary with respect to any Hazardous Substance. The Borrower and its Subsidiaries shall facilitate such environmental audit. The Lender shall provide the Borrower, at the Borrower's request, with all reports and findings but the Borrower may not rely on such environmental investigation for any purpose. Any such environmental investigation of Property shall be at the Borrower's expense at any time following an Event of Default; provided, however, that the Lender's environmental investigation shall not be at the Borrower's expense if (i) a Official Body or a firm or firms of geotechnical engineers and/or environmental consultants hired by the Borrower and reasonably acceptable to the Lender shall undertake to make an environmental audit, and (ii) the Borrower shall provide the Lender at the Borrower's expense with, and the Lender shall be entitled to rely on, all reports and findings of such Official Body or geotechnical engineers as soon as such reports and findings are made available to the Borrower.

Notwithstanding the foregoing, nothing contained in this Agreement, or in the other Loan Documents, or in the enforcement of this Agreement or the other Loan Documents, shall constitute or be construed as granting or providing the right, power or capacity to the Lender to exercise (a) decision making control of the Borrower's or any Subsidiary's compliance with any environmental law, or (b) day to day decision making of the Borrower or any Subsidiary with respect to (i) compliance with environmental laws or (ii) all or substantially all of the operational aspects of the Borrower or any Subsidiary.

5.11 Further Assurances. The Borrower, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lender may reasonably request from time to time in order to carry out the intent and purposes of this Agreement more effectively and the transactions contemplated by this Agreement and to cause the Liens granted under the Stock Pledge Agreement or any other Loan Document to be, at all times, valid, perfected and enforceable against each Loan Party a party thereto and all third parties. All expenses of such filings and recordings, and refilings and rerecordings, shall be borne by the Borrower.

5.12 Financial Covenants. The following financial covenants with respect to the Borrower and its Subsidiaries on a consolidated basis shall apply:

(a) Non-Performing Assets Ratio. The Borrower and its Subsidiaries shall maintain a Non-Performing Assets Ratio not to exceed (a) as of June 30, 2009 and September 30, 2009, 3.00%, (b) as of December 31, 2009 and March 31, 2010, 2.75% and (c) as of the end of each fiscal quarter thereafter, 2.50%.

(b) Debt Service Coverage Ratio. As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, the Borrower and its Subsidiaries shall maintain a Debt Service Coverage Ratio of not less than 1.00 to 1.00.

(c) Borrowing Availability Amount. As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, the aggregate amount of all amounts outstanding under the Revolving Credit Facility and the Term Loan shall not exceed the Borrowing Availability Amount.

(d) Debt to Worth Ratio. As of June 30, 2009 and as of the end of each fiscal quarter thereafter, Borrower shall maintain a Debt to Worth Ratio of not more than 0.38 to 1.00.

(e) Tier I Core Leverage Ratio. As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, the Borrower shall maintain a Tier 1 Core Leverage Ratio not less than the greater of (i) six percent (6%) and (ii) such percentage as is necessary to be "adequately capitalized". As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, each Bank Subsidiary shall maintain a Tier 1 Core Leverage Ratio not less the greater of (i) seven percent (7%) and (ii) such percentage as is necessary to be "well capitalized". In each case, "Tier 1 Core Leverage Ratio", "adequately capitalized" and "well capitalized" shall be determined in accordance with the applicable Laws established by the Federal Reserve any other applicable Official Body having supervisory authority over the Borrower or any of its Bank Subsidiaries (as applicable), as may be amended or revised from time to time.

(f) Total Risk Based Capital Ratio. As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, the Borrower shall maintain a Total Risk Based Capital Ratio not less than the greater of(i) nine percent (9%) and (ii) such percentage as is necessary to be "adequately capitalized". As of June 30, 2009 and as of the end of each Fiscal Quarter thereafter, each Bank Subsidiary shall maintain a Total Risk Based Capital Ratio not less than the greater of (i) ten percent (10%) and (ii) such percentage as is necessary to be "well capitalized". In each case, "Total Risk Based Capital Ratio", "adequately capitalized" and "well capitalized" shall be determined in accordance with the applicable Laws established by the Federal Reserve or any other applicable Official Body having supervisory authority over the Borrower or any of its Bank Subsidiaries (as applicable), as may be amended or revised from time to time.

ARTICLE VI

NEGATIVE COVENANTS

The Borrower covenants, on behalf of itself and its Subsidiaries and all Loan Parties and their Subsidiaries, to Lender as follows:

6.01 Liens. No Loan Party nor any Subsidiary of a Loan Party shall, at any time, create, incur, assume or suffer to exist any Lien on any of its assets or property, tangible or intangible (including capital stock or other equity interest of a Loan Party or any Subsidiary of any Loan Party), now owned or hereafter acquired, or agree to become liable to do so, except for Permitted Liens.

6.02 Indebtedness. No Loan Party nor any Subsidiary of a Loan Party shall at any time, create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness existing on the date hereof in the aggregate amount of $12,000,000.00 arising out of borrowings similar to Indebtedness to any Federal Home Loan Bank, provided that such Indebtedness shall not be renewed, extended or increased without the prior written consent of the Lender (not be unreasonably withheld); (b) Indebtedness under this Agreement, the Note or any other Loan Document or any other document, instrument or agreement between a Loan Party and the Lender; (c) current accounts payable, accrued expenses and other expenses arising out of transactions (other than borrowing) in the ordinary course of business; (d) Trust Preferred Indebtedness existing on the Closing Date; (e) overnight borrowings in the ordinary course of business by any Bank Subsidiary; (I) Indebtedness of any Loan Party to another Loan Party to the extent permitted under Section 6.03(b) hereof; (g) any Indebtedness to any Federal Home Loan Bank or to any Federal Reserve Bank incurred in the ordinary course of business by any Bank Subsidiary; and (h) other Indebtedness in an aggregate amount not to exceed $1,000,000.00 at any time outstanding.

6.03 Loans and Investments. No Loan Party nor any Subsidiary of Loan Party shall, at any time, make or suffer to remain outstanding any loan or advance to, or purchase, acquire, or own any stock, bonds, notes or securities of, or any partnership (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution or loan to, any other Person, or agree, become or remain liable to do any of the foregoing, except (a) investments that comply with all Laws applicable to such Loan Party; and (b) advances and loans to Loan Parties. Nothing in this Section 6.03 shall prohibit any Bank Subsidiary from making loans, advances or other extensions of credit in the ordinary course of its banking business upon substantially the same terms as may at the time be customary in the banking business, which loans, advances, or other extensions of credit may (but need not) be secured by capital stock or other security of any third party. Furthermore, nothing in this Section 6.03 shall prohibit any Bank Subsidiary from acquiring capital stock or other security from any third party by foreclosure or otherwise, provided such capital stock or other security is acquired in the ordinary course of such Bank Subsidiary's banking business when collecting a debt previously contracted in good faith.

6.04 Distributions. No Loan Party, nor any Subsidiary of a Loan Party, will declare, make, pay or agree, become or remain liable to make or pay, any Distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of any shares of capital stock of any Loan Party or Subsidiary of any Loan Party or on account of the purchase, redemption, retirement or acquisition of any shares of capital stock (or warrants, options or rights for any such share) of any Loan Party or Subsidiary of any Loan Party, except for (i) Distributions made by any Bank Subsidiary to the Borrower and (ii) so long as no Event of Default exists and no Event of Default would occur as a result thereof, Distributions made by the Borrower to its shareholders which are consistent with past practices or which are consistent with Distributions made by similarly situated financial institutions.

6.05 Affiliate Transactions. No Loan Party nor any Subsidiary of a Loan Party shall enter into or carry out any transaction (including, without limitation, purchasing property or services from or selling property or services to) with any Affiliate that would (i) violate Section 23A or 23B of the Federal Reserve Act, as amended, or Regulations 0 or W or any other regulation promulgated thereunder, (ii) violate any other applicable Law or (iii) not be in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's or Subsidiary's business and upon fair and reasonable terms and are no less favorable to such Loan Party or Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate of such Loan Party or Subsidiary.

6.06 Disposition of Assets. No Loan Party nor any Subsidiary of a Loan Party shall sell, convey, pledge, assign, lease (except for (i) leases entered into in the ordinary course of business, (ii) dispositions of its properties or assets; provided that such properties or assets are replaced by replacement properties or assets used for similar or related purposes and (iii) other dispositions of properties or assets in the ordinary course of business which are not, individually or in the aggregate, material to the operation of such Person's business), abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section 6.06 as a transaction and any set of related transactions constituting but a single transaction) any of its properties or assets whether tangible or intangible (including, but not limited to, the Shares or any other shares of capital stock of such Loan Party or Subsidiary of such Loan Party or any portion thereof).

6.07 Merger; Consolidation; Business Acquisitions. No Loan Party nor any Subsidiary of a Loan Party shall merge or agree to merge with or into or consolidate with any other Person without the prior written consent of the Lender (not to be unreasonably withheld). No Loan Party nor any Subsidiary of a Loan Party shall acquire any material portion of the stock, other equity interests or assets or business of any other Person without the prior written consent of the Lender (not to be unreasonably withheld).

6.08 Ownership and Control. The Borrower shall not cause and shall not permit, directly or indirectly, a Change of Control to occur without the prior written consent of the Lender (not to be unreasonably withheld).

6.09 Modifications to Organizational Documents. No Loan Party nor any Subsidiary of a Loan Party shall amend in any respect its articles of incorporation, bylaws or other organizational documents which would be materially adverse to the Lender, without the prior written consent of the Lender (not to be unreasonably withheld).

6.10 Negative Pledge. The Borrower shall not enter into or suffer to exist any agreement with any Person, other than in connection with this Agreement or the other Loan Documents, which prohibits or limits the ability of the Borrower to create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind, real or personal, tangible or intangible (including, but not limited to, stock or other equity interests, as the case may be) of the Borrower; provided that the Borrower may enter into such agreement which prohibits Liens on property or assets which are subject to any Permitted Liens.

6.11 Safe and Sound Banking Practices. No Loan Party shall engage in any unsafe or unsound banking practices.

ARTICLE VII

DEFAULTS

7.01 Events of Default. An Event of Default means the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

(a) The Borrower shall fail to pay principal on the Loans on the date due; or

(b) The Borrower shall fail to pay interest on the Loans or any other fee or other amount payable pursuant to this Agreement, the Notes, the Stock Pledge Agreement or any of the other Loan Documents within five (5) days of the date due; or

(c) Any representation or warranty made by the Borrower under this Agreement or any of the other Loan Documents or any statement made by any Loan Party in any financial statement, certificate, report, exhibit or document furnished by any Loan Party to the Lender pursuant to this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect as of the time made; or

(d) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 5.01(a) through (I) or 5.12 or Article VI of this Agreement; or

(e) The Borrower shall default in the performance or observance of any other covenant, agreement or duty under this Agreement, the Notes or any other Loan Document (not constituting an Event of Default under any other provision of this Section 7.01) and such failure continues for thirty (30) days; or

(f) The Lender's security interest under the Stock Pledge Agreement or any of the other Loan Documents is or shall become unperfected; or

(g) Any Loan Party or any Subsidiary of a Loan Party shall (i) default (as principal or guarantor or other surety) in any payment of principal of or interest on any obligation (or set of related obligations) for borrowed money in excess of $250,000.00 beyond any period of grace with respect to the payment or, if any such obligation (or set of related obligations) is or are payable or repayable on demand, fail to pay or repay such obligation or obligations when demanded, or (ii) default in the observance of any other covenant, term or condition contained in any agreement or instrument by which such an obligation (or set of related obligations) is or are created, secured or evidenced, if the effect of such default is to cause, or commit the holder or holders of such obligation or obligations (or a trustee or agent on behalf of such holder or holders) to cause, all or part of such obligation or obligations to become due before its or their otherwise stated maturity; or

(h) One or more judgments for the payment of money in excess of $250,000.00 shall have been entered against any Loan Party or any Subsidiary of any Loan Party and shall remain undischarged or unstayed for a period of thirty (30) days; or

(i) A material writ or warrant of attachment, garnishment, execution, distraint or similar process shall have been issued against any Loan Party, any Subsidiary of any Loan Party or any of its properties and shall remain undischarged or unstayed for a period of thirty (30) days; or

(j) The Lender shall have reasonably determined in good faith (which determination shall be conclusive) that a Material Adverse Change has occurred or that the prospect of payment or performance of any covenant, agreement or duty under this Agreement, the Notes or the other Loan Documents is impaired or that the Lender is insecure; or

(k) (i) the FDIC, the Federal Reserve Board, the Office of Thrift Supervision, the Office of the Comptroller of Currency, the South Carolina State Board of Financial Institutions or any other state or federal regulatory entity having or claiming jurisdiction over the Borrower or any Subsidiary shall (a) issue any formal or informal material order or directive involving activities deemed unsafe or unsound by the Borrower or any Bank Subsidiary, (b) issue a Memorandum of Understanding, capital maintenance agreement or cease and desist order involving the Borrower or any Subsidiary, or (c) cause the suspension or removal of the Chief Executive Officer or any Executive Vice President of the Borrower or the Chief Executive Officer of any Bank Subsidiary, or (ii) the FDIC shall terminate its insurance coverage with respect to the Borrower or any Subsidiary;

(l) The Borrower ceases to own 100% of the Shares of Southern First or ceases to control any other Bank Subsidiaries; or

(m) A proceeding shall be instituted in respect of any Loan Party or any Subsidiary of any Loan Party:

(i) seeking to have an order for relief entered in respect of such Loan Party, or seeking a declaration or entailing a finding that such Loan Party or Subsidiary is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Loan Party or Subsidiary, its assets or debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereinafter in effect which shall not have been dismissed or stayed within thirty (30) days after such proceedings were instituted; or

(ii) seeking appointment of a receiver, trustee, custodian, liquidator, assignee, sequestrator or other similar official for a Loan Party or Subsidiary of a Loan Party or for all or any substantial part of its property which shall not have been dismissed or stayed within thirty (30) days after such proceedings were instituted; or

(n) Any Loan Party or Subsidiary of any Loan Party shall become insolvent; shall become generally unable to pay its debts as they become due; shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute a proceeding described in Section 7.01 (m)(i) of this Agreement or shall consent to any order for relief, declaration, finding or relief described in Section 7.01 (m)(i) of this Agreement; shall institute a proceeding described in Section 7.01(m)(ii) of this Agreement or shall consent to the appointment or to the taking of possession by any such official of all or any substantial part of its property whether or not any proceeding is instituted; shall dissolve, wind-up or liquidate itself or any substantial part of its property; or shall take any action in furtherance of any of the foregoing.

7.02 Consequences of an Event of Default. If an Event of Default specified in subsections (a) through (I) of Section 7.01 of this Agreement occurs and continues or exists, the Lender will be under no further obligation to make Loans and may at its option demand the unpaid principal amount of the Notes, interest accrued on the unpaid principal amount thereof and all other amounts owing by the Borrower under this Agreement, the Notes and the other Loan Documents to be immediately due and payable without presentment, protest or further demand or notice of any kind, all of which are expressly waived, and an action for any amounts due shall accrue immediately.

(a) If an Event of Default specified in subsections (m) or (n) of Section 7.01 of this Agreement occurs and continues or exists, the Lender will be under no further obligation to make Loans and the unpaid principal amount of the Notes, interest accrued thereon and all other amounts owing by the Borrower under this Agreement, the Notes and the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action for any amounts due shall accrue immediately.

7.03 Set-Off. If the unpaid principal amount of the Notes, interest accrued on the unpaid principal amount thereof or other amount owing by the Borrower under this Agreement, the Notes or the other Loan Documents shall have become due and payable (at maturity, by acceleration or otherwise), the Lender, any assignee of the Lender and the holder of any participation in any Loan will each have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to set-off against and to appropriate and apply to such due and payable amounts any Debt owing to, and any other funds held in any manner for the account of, the Borrower by the Lender or by such holder including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or in the future maintained by the Borrower with the Lender or such holder. The Borrower consents to and confirms the foregoing arrangements and confirms the Lender's rights, such assignee's rights and such holder's rights of banker's lien and set-off. Nothing in this Agreement will be deemed a waiver or prohibition of or restriction on the Lender's rights, such assignee's rights or any such holder's rights of banker's lien or set-off.

7.04 Other Remedies. The remedies in this Article VII are in addition to, not in limitation of, any other right, power, privilege or remedy, either at law, in equity or otherwise, to which the Lender may be entitled.

ARTICLE VIII

MISCELLANEOUS

8.01 Business Days. Except as otherwise provided in this Agreement, whenever any payment or action to be made or taken under this Agreement, or under the Notes or under any of the other Loan Documents is stated to be due on a day which is not a Business Day, such payment or action will be made or taken on the next following Business Day and such extension of time will be included in computing interest or fees, if any, in connection with such payment or action.

8.02 Amendments and Waivers. The Lender and the Borrower may from time to time enter into agreements amending, modifying or supplementing this Agreement, the Notes or any other Loan Document or changing the rights of the Lender or of the Borrower under this Agreement, under the Notes or under any other Loan Document and the Lender may from time to time grant waivers or consent to a departure from the due performance of the obligations of the Borrower under this Agreement, under the Notes or under any other Loan Document. Any such agreement, waiver or consent must be in writing and will be effective only to the extent specifically set forth in such writing. In the case of any such waiver or consent relating to any provision of this Agreement, any Event of Default or Potential Default so waived or consented to will be deemed to be cured and not continuing, but no such waiver or consent will extend to any other or subsequent Event of Default or Potential Default or impair any right consequent thereto.

8.03 No Implied Waiver: Cumulative Remedies. No course of dealing and no delay or failure of the Lender in exercising any right, power or privilege under this Agreement, the Notes or any other Loan Document will affect any other or future exercise of any such right, power or privilege or exercise of any other right, power or privilege except as and to the extent that the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise of such right, power or privilege or of any other right, power or privilege. The rights and remedies of the Lender under this Agreement, the Notes or any other Loan Document are cumulative and not exclusive of any rights or remedies that the Lender would otherwise have.

8.04 Notices. All notices, requests, demands, directions and other communications (collectively "Notices") under the provisions of this Agreement or the Notes must be in writing (including telexed or telecopied communication) unless otherwise expressly permitted under this Agreement and must be sent by first-class or first-class express mail, private overnight or next Business Day courier or by telex or telecopy with confirmation in writing mailed first class, in all cases with charges prepaid, and any such properly given Notice will be effective when received. All Notices will be sent to the applicable party at the addresses stated below or in accordance with the last unrevoked written direction from such party to the other parties.

                                                                                                                                                If to Borrower:     Southern First Bancshares, Inc.

                                                                                                                                                                               112 Haywood Road

                                                                                                                                                                               Greenville, South Carolina 29607

                                                                                                                                                                               Attention: James M. Austin, III

                                                                                                                                                If to Lender:         Silverton Bank, National Association

                                                                                                                                                                               1111 Metropolitan Avenue

                                                                                                                                                                               Suite 650

                                                                                                                                                                               Charlotte, North Carolina 28204

                                                                                                                                                                               Attention: Timothy S. Beck

8.05 Expenses: Taxes: Attorneys Fees. The Borrower agrees to pay or cause to be paid and to save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses including, but not limited to, reasonable fees and expenses of counsel and paralegals for the Lender, incurred by the Lender from time to time (i) arising in connection with the preparation, execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents to this Agreement, the Notes or any of the other Loan Documents and (iii) arising in connection with the Lender's enforcement or preservation of rights under this Agreement, the Notes or any of the other Loan Documents including, but not limited to, such expenses as may be incurred by the Lender in the collection of the outstanding principal amount of the Loans. The Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or in the future determined in good faith by the Lender to be payable in connection with this Agreement, the Notes or any other Loan Document. The Borrower agrees to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. In the event of a determination adverse to the Borrower of any action at Law or suit in equity in relation to this Agreement, the Notes or the other Loan Documents, the Borrower will pay, in addition to all other sums which the Borrower may be required to pay, a reasonable sum for attorneys' and paralegals' fees incurred by the Lender or the holder of the Notes in connection with such action or suit. All payments due from the Borrower under this Section will be added to and become part of the Debt until paid in full.

8.06 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of the provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

8.07 Governing Law: Consent to Jurisdiction. This Agreement will be deemed to be a contract under the Laws of the State of North Carolina and for all purposes shall be governed by and construed and enforced in accordance with the substantive Laws, and not the laws of conflicts, of said State. The Borrower consents to the exclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, in any action on, relating to or mentioning this Agreement, the Notes, the other Loan Documents or anyone or more of them.

8.08 Prior Understandings. This Agreement, the Notes and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, among the parties relating to the transactions provided for in this Agreement, the Notes and the other Loan Documents.

8.09 Duration: Survival. All representations and warranties of the Borrower contained in this Agreement or made in connection with this Agreement or any of the other Loan Documents shall survive the making of and will not be waived by the execution and delivery of this Agreement, the Notes or the other Loan Documents, by any investigation by the Lender, or the making of any Loan. Notwithstanding termination of this Agreement or an Event of Default, all covenants and agreements of the Borrower will continue in full force and effect from and after the date of this Agreement so long as the Borrower may borrow under this Agreement and until payment in full of the Notes, interest thereon, and all fees and other obligations of the Borrower under this Agreement or the Notes. Without limitation, it is understood that all obligations of the Borrower to make payments to or indemnify the Lender will survive the payment in full of the Notes and of all other obligations of the Borrower under this Agreement, the Notes and the other Loan Documents.

8.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties to this Agreement on separate counterparts each of which, when so executed, will be deemed an original, but all such counterparts will constitute but one and the same instrument.

8.11 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Lender, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Lender.

8.12 No Third Party Beneficiaries. The rights and benefits of this Agreement and the other Loan Documents are not intended to, and shall not, inure to the benefit of any third party.

8.13 Participation and Assignment. The Lender may from time to time participate, sell or assign all or any part of the Loans made by the Lender or which may be made by the Lender, or its right, title and interest in the Loans or in or to this Agreement, to another lending office, lender or financial institution. Except to the extent otherwise required by the context of this Agreement, the word "Lender" where used in this Agreement means and includes any holder of a Notes originally issued to the Lender and each such holder of a Notes will be bound by and have the benefits of this Agreement, the same as if such holder had been a signatory to this Agreement. In connection with any such sale, assignment or grant of participation, the Lender may make available to any prospective purchaser, assignee or participant any information relative to the Borrower or any Loan Party or any Subsidiary of a Loan Party in the Lender's possession.

8.14 Headings: Exhibits. The section headings contained in this Agreement are for convenience only and do not limit or define or affect the construction or interpretation of this Agreement in any respect. All exhibits and schedules attached to this Agreement are incorporated and made a part of this Agreement.

8.15 Indemnity. In addition to the payment of expenses pursuant to Section 8.05 hereof, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to indemnify, pay and hold the Lender and the officers, directors, employees, agents, consultants, auditors, affiliates and attorneys of the Lender (collectively called the "Indemnitees"), harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that is imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, the consummation of the transactions contemplated by this Agreement, the statements contained in the commitment letters, if any, delivered by the Lender, the Lender's agreement to make the Loans hereunder, the use or intended use of the proceeds of any of the Loans or the exercise of any right or remedy hereunder or under any of the other Loan Documents, any error, failure or delay in the performance of any of the Lender's obligations under this Agreement caused by natural disaster, fire, war, strike, civil unrest, error or inoperability of communication equipment or lines or any other circumstances beyond the control of the Lender or actions taken by the Lender which were reasonably believed by the Lender to be taken pursuant to this Agreement including, but not limited to, actions taken by the Lender to amend or cancel any funds transfer instructions or any decision by the Lender to effect or not to effect the transfer as provided in this Agreement, or any other such action taken by the Lender in good faith pursuant to its responsibilities under this Agreement (the "Indemnified Liabilities"); provided, however, that the Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that or another Indemnitee as finally determined by a court of competent jurisdiction.

8.16 Limitation of Liability. To the fullest extent permitted by Law, no claim may be made by any Loan Party against the Lender or any affiliate, director, officer, employee, attorney or agent of the Lender for any special, incidental, consequential or punitive damages in respect of any claim arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event occurring in connection herewith or therewith (whether for breach of  contract, tort or any other theory of liability). Each Loan Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether such claim presently exists or arises hereafter and whether or not such claim is known or is suspected to exist in its favor. This Section 8.16 shall not limit any rights of any Loan Party arising solely out of willful misconduct as finally determined by a court of competent jurisdiction.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed and delivered this Agreement to be effective on the date set forth at the beginning of this Agreement.

                                                                                                                                                Witness:                                                            SOUTHERN FIRST BANCSHARES, INC.

                                                                                                                                                By:                                                                   By:

                                                                                                                                                Name:                                                               Name:  James M. Austin, III

                                                                                                                                                Title:                                                                 Title:     Chief Financial Officer

                                                                                                                                                                                                                            Silverton Bank, National Association

                                                                                                                                                                                                                            By:

                                                                                                                                                                                                                                        Timothy S. Beck

                                                                                                                                                                                                                                         Senior Vice President